Exhibit 99.1

First Financial Holdings, Inc.
Nasdaq: FFCH | As of September 30, 2010

The Private Securities Litigation Report Act of 1995 provides a "safe harbor" for certain forward-looking statements. This presentation contains forward-looking statements with respect to the Company’s financial condition, results of operations, plans, objectives, future performance or business. These forward-looking statements are subject to certain risks and uncertainties, including those identified below, which could cause future results to differ materially from historical results or those anticipated. The words "believe," "expect," "anticipate," "intend," "estimate," "goals," "would," "could," "should" and other expressions which indicate future events and trends identify forward-looking statements. We caution readers not to place undue reliance on these forward-looking statements, which is based only on information actually known to the Company, speak only as of their dates, and if no date is provided, then such statements speak only as of today.
There are a number important factors that could cause future results to differ materially from historical results or those anticipated, including, but not limited to:
the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; changes in general economic conditions, either nationally or in our market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market areas; the accuracy of the results of our internal stress test and the assumptions we used to derive such results; results of examinations of us by the Office of Thrift Supervision or the Federal Deposit Insurance Corporation or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our reserve for loan losses, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings;
legislative or regulatory changes that adversely affect our business including changes in regulatory policies and principles, or the interpretation of regulatory capital or other rules; further increases in premiums for deposit insurance; our ability to control operating costs and expenses; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risk associated with the loans on our balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; computer systems on which we depend could fail or experience a security breach; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; our ability to implement our branch expansion strategy; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; changes in premiums or claims that adversely affect our insurance segment; increased competitive pressures among financial services companies;
changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; our ability to pay dividends on our common stock; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial
Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services; future legislative changes in the TARP Capital Purchase Program and other risks described elsewhere in the Company’s reports filed with the Securities and Exchange
Commission, including the 2009 annual Report on Form 10-K for the fiscal year ended September, 2009, the Company’s quarterly reports on Form 10-Q, other documents and the prospectus supplement filed with the SEC on September 21, 2009.
Forward-looking Statements

    •  Coastal Carolina financial institution
        –   $3.3 billion in total assets
        –   Headquartered in Charleston, SC with 66 financial centers
        –   Convenient seven-day a week banking
        –   Approximately 30% of financial center network is “in-store” locations, generating a significant percentage of total new accounts

•  Diversified business mix
        −   Noninterest income approximates 40% of total revenue (1)
        −   Insurance agencies provide personal, commercial and life & health coverage
        −   Broker-dealer operations throughout South Carolina and in Wilmington, NC
        −   Significant mortgage banking operation
    •  Wealth Management Platform
        −   Personal relationship banking group, trust, and brokerage
        −   Total assets under management $1.3 billion
        −   401(k) Administration Services
    •  Experienced management team and associates
(1) Based on the average for the five fiscal years ending September 30, 2010.
Corporate Profile

First Financial Holdings, Inc.
North Carolina
South Carolina
Burlington
Rock Hill
Union
Laurens
Winnsboro
Florence
Conway
Wilmington
Columbia
Sunset Beach
Myrtle Beach
Charleston
Ridgeland
Beaufort
Hilton Head Island

First Financial Holdings, Inc.

First Financial Holdings, Inc.
Financial Centers (47) In-Store Financial Centers (19) First Southeast Insurance Services (13) Kimbrell Insurance Group (1) First Southeast Investor Services (25)
 Targeted Market Expansion
       -   Raleigh-Durham, NC
       -   Greenville-Spartanburg, SC
       -   Columbia, SC
       -   Savannah, GA
       -   Jacksonville, FL
Market Overview

•    Named Executive Officer and Director ownership equals 4.7%(1)
(1) Based on December 16, 2009 Company proxy statement. Ownership includes common stock and options exercisable within 60 days.
Experienced Management Team
Name
Position
Age
Years of
Financial
Services
Experience
Relevant
Experience
R. Wayne Hall
President and Chief Executive Officer
60
34
EVP / CRO at Provident Bank
A. Thomas Hood
President of First Federal
64
38
Joined First Federal in 1975
Blaise B. Bettendorf
Executive Vice President - Chief Financial Officer
47
26
SVP / CFO at Carolina Commerce Bank,
and Summit National Bank; Previously
Audit Manager with PricewaterhouseCoopers
J. Dale Hall
Executive Vice President - Chief Banking Officer
62
40
SVP / Commercial Market Executive
at Bank of America
Joseph W. Amy
Executive Vice President - Chief Credit Officer
61
36
Credit positions at Mellon and Fifth Third Bank
Richard A. Arthur
Executive Vice President - Retail Banking
38
14
SVP at Bank of America
Robert L. Davis
Executive Vice President - Corporate Counsel
57
28
Managing Director and General Counsel at
Provident Bankshares Corporation/Provident Bank
Jerry P. Gazes
Executive Vice President - Human Resources
63
36
Joined First Financial/First Federal in 1974
John N. Golding
Executive Vice President - Commercial Banking
43
20
SVP at Wachovia/Wells Fargo
Eartha C. Morris
Executive Vice President - Support Services
53
32
EVP / COO at Congressional Bank
EVP / Head of Bank Operations at PNC Bank
(formerly Riggs National Bank)
Allison A. Rhyne
Executive Vice President - Insurance Services
57
31
Joined First Financial in 1997
Daniel S. Vroon
Executive Vice President - Wealth Management
43
13
Bank of America

$	3,510,287	$	3,476,148	$	3,380,867	$	3,324,344	$	3,323,015

First Financial Holdings, Inc.

(1) Net interest margin is presented on an annual basis, includes taxable equivalent adjustments to interest income and is based on a federal tax rate of 35%.
Key Financial Results
September 30,
December 31,
March 31,
June 30,
September 30,
2009
2009
2010
2010
2010
Total assets
Loans
2,661,742
2,644,202
2,612,215
2,590,819
2,564,348
Deposits
2,319,533
2,293,427
2,454,030
2,463,657
2,415,063
Pre-tax pre-provision earnings
$                18,817
$                17,431
$                14,563
$                16,831
$                15,192
Net interest margin (FTE)
(1)
4.03%
3.96%
3.94%
3.94%
3.91%
Provision for loan losses
$                21,280
$                25,327
$                45,915
$                36,373
$                17,579
Net loans charged-off
7,307
20,266
36,718
32,159
17,652
As of and for the Quarter ended
(in thousands, except ratios)

First Financial

First Federal

First Financial Holdings, Inc.

Note: First Financial is not currently subject to regulatory capital requirements. First Financial currently holds $45 million of Trust Preferred securities, which will qualify as Tier 1 capital, and $25 million of liquidity not previously downstreamed to First Federal.
Capital Position
Equity to assets
10.02
%
10.20
%
9.91
%
9.74
%
9.58
%
7.16
7.30
6.93
6.71
6.55
$
18.03
$
17.52
$
16.34
$
15.66
$
15.32
15.64
15.19
14.02
13.34
13.02
0.05
0.05
0.05
0.05
0.05
Regulatory
Minimum for
"Well-
Capitalized"
Leverage capital ratio
4.00
%
7.67
%
7.67
%
7.74
%
8.46
%
8.47
%
Tier 1 risk-based capital ratio
6.00
9.77
9.78
9.83
11.19
11.27
Total risk-based capital ratio
10.00
11.02
11.05
11.10
12.46
12.55
2010
2009
March 31,
2010
June 30,
2010
For the Quarter ended
December 31,
September 30,
September 30,
2009
Tangible common equity to tangible assets
Tangible common book value per share
Dividends paid per common share, authorized
Book value per common share

•     Return to profitability
        −   Focus on increasing pre-tax, pre-provision earnings
        −   Maintain strong net interest margin
        −   Attention to improved efficiencies
•     Reduce level of nonperforming assets
        −   Continue to deal with credit issues in a timely manner
        −   Expand Special Asset department
        −   Execute on opportunities to sell notes and properties at acceptable rates
•     Protect balance sheet
        −   Maintain strong capital levels
        −   Maintain ample sources of liquidity
        −   Emphasize core deposits to fund asset growth
•     Prepare for the future
        −   Market disruption creates opportunities
        −   Expand throughout the Carolinas
        −   FDIC-assisted and traditional M&A transactions
Goals and Priorities

Loan Portfolio and
Credit Quality

($ in millions)
$1,200
$1,000
$800
$600
$400
$200
$906
$834
$843
$841
$907
$595
$684
$797
$1,031
$863
$570
$632
$709
$790
$794
FY-06
FY-07
FY-08
FY-09
FY-10
Residential Loans
Commercial Loans
Consumer Loans

First Financial Holdings, Inc.

Loan Growth Trends

(1) “Covered Loans” were acquired in the Cape Fear Bank FDIC-assisted transaction and are subject to a loss-sharing agreement with the FDIC.
Loan Composition
September 30, 2010
33%
4%
23%
1%
6%
15%
10%
3%
1%
2%
2%
 Residential 1-4 family
 Residential construction
 Residential land
 Commercial business
 Commercial real estate
 Commercial construction
 Commercial land
 Home equity
 Manufactured housing
 Marine
 Other consumer
(in thousands)
Total
Portfolio
Covered
(1)
Residential loans
 Residential 1-4 family
836,644
$

3,086
$

 Residential construction
14,436
0
 Residential land
56,344
10,959
 Total residential loans
907,424
14,045
Commercial loans
 Commercial business
92,650
16,215
 Commercial real estate
598,547
99,639
 Commercial construction
28,449
4,336
 Commercial land
143,366
26,273
Total commercial loans
863,012
146,463
Consumer loans
 Home equity
397,632
29,185
 Manufactured housing
269,857
0
 Marine
65,901
181
 Other consumer
60,522
2,128
Total consumer loans
793,912
31,494
Total loans
2,564,348
$

192,002
$

($ in thousands)
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
Residential 1-4 Family
Residential Construction & Land
Home Equity
Charleston
Florence
Grand Strand
Hilton Head
Wilmington, NC
Other

	$	494,256	59.1%	$	38,736	54.7%	$	224,446	56.4%

First Financial Holdings, Inc.

Residential Real Estate Loans by Region
September 30, 2010
Region
Residential 1-4
Family
%
Residential
Construction &
Land
%
Home Equity
%
Charleston
Florence
33,753

4.0%
534

0.7%
18,005

4.5%
Grand Strand
111,853

13.4%
8,493

12.0%
64,465

16.2%
Hilton Head
66,740

8.0%
6,482

9.2%
44,116

11.1%
Wilmington, NC
29,259

3.5%
15,140

21.4%
38,839

9.8%
Other
100,783

12.0%
1,395

2.0%
7,761

2.0%
Total
836,644
$

100.0%
70,780
$

100.0%
397,632
$

100.0%

($ in thousands)
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
Commercial Real Estate
Commercial Construction & Land
Charleston
Florence
Grand Strand
Hilton Head
Wilmington, NC
Other

	$	315,312	52.7%	$	77,951	45.4%

First Financial Holdings, Inc.

Commercial Real Estate Loans by Region
September 30, 2010
Region
Commercial
Real Estate
%
Commercial
Construction
& Land
%
Charleston
Florence
28,730

4.8%
8,250

4.8%
Grand Strand
85,122

14.2%
31,338

18.2%
Hilton Head
37,464

6.3%
8,417

4.9%
Wilmington, NC
111,954

18.7%
36,584

21.3%
Other
19,965

3.3%
9,275

5.4%
Total
598,547
$

100.0%
171,815
$

100.0%

September 30,	December 31,	March 31,	June 30,	September 30,
Excluding Covered Assets					
Total Non-Performing Assets	$ 95.1	$ 118.8	$ 134.8	$ 131.3	$ 138.4

First Financial Holdings, Inc.

Credit Trends
(1) Loans past due 30-89 days.
(2) Includes loans past due 90+ days, still accruing interest and restructured loans still accruing.
(3) Texas Ratio defined as loans 30-89 days past due + Nonperforming Assets / Tangible Common Equity + ALLL.
(4) Covered assets represent those acquired in the Cape Fear Bank FDIC-assisted transaction that are subject to a loss-
sharing agreement.
Data Source: SNL Financial; Company documents
(in millions)
Delinquent Loans
(1)
35.4
$

42.9
$

40.5
$

25.6
$

30.3
$

% of Total Gross Loans
1.33%
1.62%
1.55%
0.99%
1.18%
Nonperforming Loans
(2)
80.6
$

108.9
$

135.8
$

132.2
$

141.2
$

% of Total Gross Loans
3.03%
4.12%
5.20%
5.10%
5.51%
OREO
22.0
$

20.9
$

12.0
$

12.6
$

11.9
$

Total Nonperforming Assets
102.6
$

129.8
$

147.8
$

144.8
$

153.1
$

NPAs/Assets
2.92%
3.73%
4.37%
4.35%
4.61%
Classified Assets/Tier 1 Capital
68.79%
83.64%
81.05%
85.23%
86.05%
Texas Ratio
(3)
40.65

50.81

54.31

45.76

49.86

NPAs/Assets
2.71%
3.42%
3.99%
3.95%
4.16%
Classified Assets/Tier 1 Capital
67.75%
78.11%
75.33%
75.96%
77.31%
Texas Ratio
(3)
37.94

45.97

49.66

41.35

44.51

As of the Quarter ended
2010
2009
2009
2010
2010

907,424	3,788	22,972	2.53%	11,528	1.27 %	50.18%	11,938	1.38%
863,012	16,469	107,737	12.48%	52,384	6.07 %	48.62%	74,602	7.83%
793,912	10,059	10,447	1.32%	22,959	2.89 %	2.20%	20,255	2.55%
$ 2,564,348	$ 30,316	$ 141,156	5.50%	$ 86,871	3.39 %	61.54%	$ 106,795	4.05%

First Financial Holdings, Inc.

(1) Loans 30-89 days past due.
(2) Includes loans 90+ days past due, still accruing interest and restructured loans still accruing.
(3)Not meaningful.
Credit Quality
September 30, 2010
Total
Total
Total
ALLL /
ALLL /
YTD
YTD NCOs/
(in thousands)
Portfolio
Delinquent
(1)
NPLs
(2)
% NPLs
ALLL
Gross Loans
NPLs
NCOs
Avg Loans
Residential loans
Residential 1-4 Family
836,644
$

3,486
$

18,100
$

2.16%
8,086
$

0.97
%
44.67%
6,758
$

0.86%
Residential construction
14,436

-

-

0.00%
820

5.68
%
-

-

0.00%
Residential land
56,344

302

4,872

8.65%
2,622

4.65
%
53.82%
5,180

8.16%
Total residential loans
Commercial loans
Commercial business
92,650

2,140

6,951

7.50%
7,169

7.74
%
103.14%
8,359

7.31%
Commercial real estate
598,547

8,920

48,973

8.18%
22,599

3.78
%
46.15%
18,561

3.12%
Commercial construction
28,449

1,981

5,704

20.05%
821

2.89
%
14.39%
6,529

11.69%
Commercial land
143,366

3,428

46,109

32.16%
21,795

15.20
%
47.27%
41,153

22.06%
Total commercial loans
Consumer loans
Home equity
397,632

4,625

6,969

1.75%
13,127

3.30
%
188.36%
12,497

3.10%
Manufactured housing
269,857

3,207

2,909

1.08%
4,280

1.59
%
147.13%
3,496

1.36%
Marine
65,901

462

188

0.29%
2,800

4.25
%
NM
(3)
1,825

2.57%
Other consumer
60,522

1,765

381

0.63%
2,752

4.55
%
NM
(3)
2,437

3.76%
Total consumer loans
Total loans
Totals excluding covered loans
25,269
$

131,318
$

5.12%
66.15%

($ in thousands)
$50,000
$40,000
$30,000
$20,000
$10,000
$0
4.00%
3.00%
2.00%
1.00%
0.00%
1.33%
1.62%
1.55%
0.99%
1.18%
$33,732
$37,413
$37,340
$22,685
$25,269
$1,680
$5,461
$3,135
$2,950
$5,047
4Q-09
1Q-10
2Q-10
3Q-10
4Q-10
Covered
Non-covered
% of Loans

First Financial Holdings, Inc.

Note: Delinquencies include loans past due 30-89 days.
$35,412
$42,874
$40,475
$25,636
$30,316
Total Delinquencies

% of		% of		% of		% of		% of
	11,097	1.32	8,875	1.05	9,005	1.05	6,043	0.69	3,788	0.42
	17,363	1.68	22,767	2.28	21,612	2.26	10,988	1.21	16,469	1.91
	6,952	0.88	11,232	1.41	9,858	1.24	8,605	1.08	10,059	1.27

First Financial Holdings, Inc.

Note: Certain amounts have been reclassified to conform with current period presentation
(1) Includes loans past due 30-89 days.
$22,685
Delinquency Trends
September 30, 2009
December 31, 2009
March 31, 2010
June 30, 2010
September 30, 2010
(in thousands)
$
Portfolio
$
Portfolio
$
Portfolio
$
Portfolio
$
Portfolio
Residential loans
 Residential 1-4 Family
9,819
$

1.31%
6,076
$

0.79%
8,214
$

1.05%
5,244
$

0.65%
3,486
$

0.42%
 Residential construction
-

-

-

-

-

-

-

-

-

-

 Residential land
1,278

1.69

2,799

4.27

791

1.28

799

1.38

302

0.54

 Total residential loans
Commercial loans
 Commercial business
1,515

1.18

4,909

3.97

4,315

3.74

2,355

2.11

2,140

2.31

 Commercial real estate
7,722

1.28

12,249

2.07

13,381

2.26

7,441

1.25

8,920

1.49

 Commercial construction
662

0.82

947

1.36

1,602

2.65

-

-

1,981

6.96

 Commercial land
7,464

3.36

4,662

2.18

2,314

1.23

1,192

0.72

3,428

2.39

Total commercial loans
Consumer loans
 Home equity
2,113

0.53

4,609

1.14

4,477

1.10

4,661

1.15

4,625

1.16

 Manufactured housing
3,132

1.28

3,697

1.47

3,806

1.49

2,992

1.13

3,207

1.19

 Marine
1,226

1.60

1,754

2.39

981

1.39

425

0.62

462

0.70

 Other consumer
481

0.68

1,172

1.75

594

0.94

527

0.84

1,765

2.92

Total consumer loans
Total delinquent loans
(1)
35,412
$

1.33%
42,874
$

1.62%
40,475
$

1.55%
25,636
$

0.99%
30,316
$

1.18%

($ in millions)
$150
$125
$100
$75
$50
$25
$0
$81
$22
$109
$21
$136
$12
$132
$13
$141
$12
4Q-09
1Q-10
2Q-10
3Q-10
4Q-10

First Financial Holdings, Inc.

Nonperforming loans - Non-Covered
OREO - Non-Covered
Nonperforming loans - Covered
OREO - Covered
Note: Nonperforming assets include loans past due 90+ days, still accruing interest and restructured loans still accruing
$8
$9
$4
$6
$5
$80
$6
$105
$128
$123
$131
$1
$16
$7
$14
$4
$5
$10
$7
$9
$7
Nonperforming Assets

18,469	2.20	21,244	2.51	19,685	2.30	23,425	2.66	22,222	2.45
53,985	5.23	77,745	7.78	104,992	10.96	98,356	10.80	107,737	12.48
7,978	1.01	9,753	1.22	10,981	1.38	10,277	1.28	10,272	1.29
80,432	3.02%	108,742	4.11%	135,658	5.19%	132,058	5.10%	140,231	5.47%
80,553		108,866		135,762		132,228		141,156	
$ 102,555		$ 129,730		$ 147,719		$ 144,771		$ 153,106	

First Financial Holdings, Inc.

Note: Certain amounts have been reclassified to conform with current period presentation
$22,685
Nonperforming Asset Trends
September 30, 2009
December 31, 2009
March 31, 2010
June 30, 2010
September 30, 2010
(in thousands)
$
% of
Portfolio
$
% of
Portfolio
$
% of
Portfolio
$
% of
Portfolio
$
% of
Portfolio
Residential loans
 Residential 1-4 Family
12,374
$

1.65%
15,759
$

2.05%
13,763
$

1.77%
17,898
$

2.21%
17,350
$

2.07%
 Residential construction
-

-

-

-

-

-

-

-

-

-

 Residential land
6,095

8.05

5,485

8.36

5,922

9.57

5,527

9.53

4,872

8.65

 Total residential loans
Commercial loans
 Commercial business
1,237

0.97

5,238

4.24

7,563

6.55

6,789

6.07

6,951

7.50

 Commercial real estate
13,674

2.27

28,637

4.84

34,583

5.83

35,560

5.99

48,973

8.18

 Commercial construction
6,227

7.76

3,706

5.30

7,127

11.77

5,738

14.31

5,704

20.05

 Commercial land
32,847

14.81

40,164

18.77

55,719

29.51

50,269

30.53

46,109

32.16

Total commercial loans
Consumer loans
 Home equity
5,474

1.37

6,626

1.63

7,773

1.91

6,937

1.72

6,969

1.75

 Manufactured housing
2,280

0.94

2,715

1.08

2,899

1.13

3,189

1.20

2,909

1.08

 Marine
143

0.19

259

0.35

166

0.24

135

0.20

188

0.29

 Other consumer
81

0.11

153

0.23

143

0.23

16

0.03

206

0.34

Total consumer loans
 Total nonaccrual loans
Loans 90+ days still accruing
121

124

104

170

175

Restructured Loans still accruing
-

-

-

-

750

Total nonperforming loans
Other repossessed assets acquired
22,002

20,864

11,957

12,543

11,950

Total nonperfoming assets

($ in thousands)
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$71,865
$3,257
$34,279
$10,509
$13,394
$6,927
Charleston
Florence
Grand Strand
Hilton Head
Wilmington, NC
Other

First Financial Holdings, Inc.

Note: percentages represent portion of total nonaccrual loans
(1) Includes $9.8 million of covered loans.
51.2%
2.3%
24.4%
7.5%
9.6%
4.9%
Nonaccrual Loans by Region
September 30, 2010
(1)

($ in thousands)
$40,000
$36,000
$32,000
$28,000
$24,000
$20,000
$16,000
$12,000
$8,000
$4,000
$0
6.00%
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.07%
3.02%
5.55%
4.91%
2.71%
$7,307
$20,266
$36,718
$32,159
$17,652
4Q-09
1Q-10
2Q-10
3Q-10
4Q-10
Net Charge Offs
NCO / Average Loans

First Financial Holdings, Inc.

Net Charge - Offs

% of		% of		% of		% of		% of
	1,498	0.71	1,840	0.87	3,842	1.80	2,648	1.22	3,608	1.61
	$ 7,307	1.07%	$ 20,266	3.02%	$ 36,718	5.55%	$ 32,159	4.91%	$ 17,652	2.71%

First Financial Holdings, Inc.

$22,685
Note: Certain amounts have been reclassified to conform with current period presentation
(1) Represents an annualized rate
Net Charge - Off Trends
September 30, 2009
December 31, 2009
March 31, 2010
June 30, 2010
September 30, 2010
(in thousands)
$
Portfolio
(1)
$
Portfolio
(1)
$
Portfolio
(1)
$
Portfolio
(1)
$
Portfolio
(1)
Residential loans
 Residential 1-4 Family
936
$

0.50%
59
$

0.03%
2,715
$

1.40%
1,673
$

0.84%
2,311
$

1.12%
 Residential construction
(940)

(23.98)

-

-

-

-

-

-

-

-

 Residential land
1,502

7.94

1,781

10.08

1,127

7.07

975

6.51

1,297

9.08

 Total residential loans
Commercial loans
 Commercial business
2,203

6.88

1,046

3.33

1,656

5.54

3,868

13.62

1,789

7.00

 Commercial real estate
166

0.11

1,807

1.21

8,085

5.46

5,267

3.55

3,402

2.28

 Commercial construction
1,509

7.52

3,114

16.60

1,094

6.71

2,051

16.30

270

3.15

 Commercial land
-

-

7,796

14.31

17,017

33.79

12,165

27.53

4,175

10.84

Total commercial loans
3,878

1.50

13,763

5.42

27,852

11.38

23,351

10.00

9,636

4.35

Consumer loans
 Home equity
6

0.01

2,432

2.42

3,017

2.97

4,379

4.32

2,669

2.66

 Manufactured housing
866

1.42

763

1.23

638

1.01

950

1.46

1,145

1.71

 Marine
377

1.97

608

3.24

621

3.45

401

2.31

195

1.16

 Other consumer
682

3.85

860

4.99

748

4.60

430

2.73

399

2.59

Total consumer loans
1,931

0.98

4,663

2.35

5,024

2.52

6,160

3.09

4,408

2.21

Total net charge-offs

Deposits and Funding

($ in millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$232
$262
$523
$826
$219
$257
$514
$884
$193
$299
$474
$902
$206
$338
$499
$1,277
$224
$390
$511
$1,290
FY-06
FY-07
FY-08
FY-09
FY-10
Noninterest-bearing checking
Interest-bearing checking
Savings & Money Market
Certificates of Deposit

First Financial Holdings, Inc.

Deposit Growth Trends

Deposit Mix
September 30, 2010
9%
16%
7%
14%
18%
9%
24%
3%
Noninterest-Bearing
Interest-Bearing
Savings
Money Market
Retail CDs > $100,000
Retail CDs < $100,000
CDARs
Brokered CDs
(in thousands)
Balance
Average Rate
Noninterest-Bearing
$
223,915
--
Interest-Bearing
390,309
0.49
%
Savings
167,382
0.25
Money Market
343,769
0.64
Total Core
1,125,375
Certificates of Deposit:
Retail CDs
$100,000
438,031
2.42
Retail CDs < $100,000
556,669
2.17
Total Retail
994,700
CDARs
69,280
1.06
Brokered CDs
225,708
1.58
Total Wholesale
294,988
Total Deposits
$
2,415,063
1.30
%

($ in millions)
$2,500
$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
$1,277
$344
$155
$338
$206
$1,223
$359
$154
$341
$216
$1,358
$346
$163
$367
$220
$1,345
$347
$163
$386
$223
$1,290
$344
$167
$390
$224
4Q-09
1Q-10
2Q-10
3Q-10
4Q-10
Noninterest-Bearing
Interest-Bearing
Savings
Money Market
CDs

First Financial Holdings, Inc.

$ 2,320
$ 2,293
$ 2,454
$ 2,464
$ 2,415
Recent Deposit Trends

•  Strong core deposit growth
•  Multiple funding sources
•  Monthly cash flows from securities portfolio
•  Unpledged AFS securities can be sold or pledged for
     additional liquidity
Key Liquidity Ratios:	9/30/2010
Total Deposits/Total Funding	82.70%
Jumbo Deposits/Total Funding	14.90%
Brokered Deposits/Total Funding	10.03%
Borrowed Money/Total Funding	17.30%
Non-pledged Securities/Total Assets	3.20%
Funding Availability/Assets	18.81%
Funding & Liquidity

Brokered and Jumbo CDs Availability

$1,200
$1,000
$800
$600
$400
$200
$0
$1,029
$733
$296
Policy Limits
Brokered & Jumbo CDs Oustanding
Available

First Financial Holdings, Inc.

Note: Dollars in millions
Funding Availability
September 30, 2010
Primary Source Availability
$234
$245
$35
$101
FRB
FHLB
Fed Funds
Unpledged Securities

Financial Results

($ in thousands)
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$47,545
$45,611
$53,936
$66,731
$64,017
FY-06
FY-07
FY-08
FY-09
FY-10

First Financial Holdings, Inc.

(1) Excludes extraordinary gain on acquisition of $28.9 million.
(1)
Pre-Tax, Pre-Provision Earnings

4.00%
3.80%
3.60%
3.40%
3.20%
3.00%
3.35%
3.36%
3.41%
3.81%
3.94%
FY-06
FY-07
FY-08
FY-09
FY-10

First Financial Holdings, Inc.

Net Interest Margin

($ in millions)
$80
$70
$60
$50
$40
$30
$20
$10
$0
($10)
FY-06
FY-07
FY-08
FY-09
FY-10
$ 22.5
$ 21.9
$ 5.4
$ 3.6
$ 2.6
$ 23.0
$ 23.2
$ 4.7
$ 3.6
$ 2.0
$ 25.7
$ 26.6
$ 7.6
$ 3.9
$ 3.1
$ 24.4
$ 27.0
$ 8.2
$ 3.9
$(2.1)
$ 25.6
$ 25.5
$ 11.4
$ 6.7
$ 2.1
Service charges on deposit accounts
Insurance
Mortgage and other loan income
Trust, plan administration and brokerage fees
Other

First Financial Holdings, Inc.

(1) Based on the average for the five fiscal years ending September 30, 2010.
(2) Includes net securities losses of $4.0 and $2.9 for the year ending September 30, 2009 and 2010, respectively.
5 year FY Average: Noninterest income / total revenue ~ 40% (1)
$55.9
$56.5
$66.8
$61.4
$71.3
(2)
Noninterest Income

($ in thousands)
$ 30,000
$ 20,000
$ 10,000
$ 0
20.0%
15.0%
10.0%
5.0%
0.0%
16.1%
16.6%
16.8%
14.8%
12.9%
$21,850
$23,181
$26,573
$27,022
$25,507
FY-06
FY-07
FY-08
FY-09
FY-10
Insurance Revenues
% of Total Revenues

First Financial Holdings, Inc.

(1) Bank Insurance and Securities Association, December 2009.
(2) Based on insurance commissions for the twelve month period ending September 30, 2010.
•     Ranked 2nd nationally for contribution of insurance operations to total net income (1)
•     Major carriers represented: Allstate, Cincinnati, Hartford, Selective, Travelers
•     44% P&C - Commercial; 40% P&C - Personal; 16% Life & Health (2)
•     Expansion opportunities with excess and surplus lines through all Allstate’s Northlight program
Insurance Rev./ noninterest inc.	39.1%	41.0%	39.8%	44.0%	35.8%
Insurance Operations

80.0%
60.0%
40.0%
20.0%
0.0%
58.6%
65.0%
62.5%
67.4%
59.3%
66.0%
54.4%
62.0%
60.5%
66.5%
FY-06
FY-07
FY-08
FY-09
FY-10
First Federal
FFCH

First Financial Holdings, Inc.

Efficiency Ratio

•   Boeing:
        –   Dreamliner assembly line; $750+ million investment and 3,800 direct jobs
        –   Fabrication Interiors plant also moving to North Charleston
•   Clemson Wind Turbine Project:
        –   Ground broken for Wind Energy R&D Center
        –   Potential for 20,000 jobs state-wide
•   South Carolina State Ports Authority:
        –   Increasing tonnage and opportunities for further growth with Panama Canal expansion
•   Southwest Airlines:
        –   Begins service from Charleston in March 2011
•   SCRA MUSC Innovation Center:
        –   Expanding wet lab and equipment space for start-up companies
Key Economic Developments

•   Economic development initiatives in our markets
•   Experienced management team
•   Diversified income sources
•   Strong balance sheet liquidity
•   Core deposit growth
•   Solid capital positions
•   Compelling expansion opportunities
•   Effective management of interest-rate risk
•   Opportunities in Business Banking and Wealth Management
Investment Highlights

First Financial Holdings, Inc.
Nasdaq: FFCH
www.firstfinancialholdings.com
843.529.5931